Exhibit 99.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Current Report on Form 8-K/A of C&J Energy Services Ltd. of our report dated February 26, 2014, with respect to the consolidated financial statements of C&J Energy Services, Inc. and subsidiaries as of December 31, 2013, and for each of the two years in the period ended December 31, 2013, which appears in this Form 8-K/A dated May 29, 2015.

/s/ UHY LLP

Albany, New York

May 29, 2015